Finance Income and Expenses	6 Months Ended
Jun. 30, 2019
Finance Income and Expenses
Financial Income and Expenses

Note 4 – Financial Income and Expenses

	6 Months Ended	6 Months Ended
	June 30, 2019	June 30, 2018
	DKK'000	DKK'000

Financial income:
Interest and other financial income	44,754	28,007
Realized and unrealized gains on marketable securities, net	26,151	—
Realized and unrealized gains on fair value hedges, net	—	2,282
Realized and unrealized exchange rate gains, net	26,218	111,238

Total financial income	97,123	141,527

Financial expenses:
Interest and other financial expenses	3,816	273
Realized and unrealized losses on marketable securities, net	—	9,463

Total financial expenses	3,816	9,736

Net financial items	93,307	131,791

Realized and unrealized exchange rate gains, net of DKK 26 million in the first half of 2019 were driven by the strengthening of the USD against the DKK which positively impacted our USD denominated portfolio and cash holdings. Realized and unrealized exchange rate gains, net of DKK 111 million in the first half of 2018 were driven by foreign exchange movements, which positively impacted our USD denominated portfolio and cash holdings.

The increase in interest and other financial expenses is driven by the interest expense recognized on the lease liability established as part of the adoption of IFRS 16. See note 1 for details of the adoption of IFRS 16 and note 7 for details of the interest expense related to the lease liability.